ENTITY-WIDE DISCLOSURES	6 Months Ended
Jun. 30, 2013
Entity Wide Disclosures [Abstract]
Entity-Wide Disclosures

NOTE 8 – Entity-wide disclosure:

Financial reports to Teva's chief operating decision makers evolve over time as Teva's business develops, as well as following major acquisitions. In past years, Teva has reported under a notion of “One Teva.” In 2012, following the appointment of Teva's new Chief Executive Officer, Dr. Jeremy M. Levin, Teva completed a comprehensive review of its strategy, organizational and business structure and began implementing changes to support the new strategy and to align the organization. Upon the completion of certain organizational changes anticipated by the end of 2013, the Company intends to re-evaluate its entity-wide disclosure and segment reporting.

Impairment tests on goodwill are performed at the level of the reporting unit. The determination of reporting units is largely dependent on how the business is managed and its reporting structure. In completing re-evaluation of its segment reporting, the allocation of goodwill to reporting units will also be re-evaluated, which might result in impairment.

For the purposes of these unaudited financial statements for the period ended June 30, 2013, Teva has continued to report under a single segment, as in the past.

Revenues by geographic area were as follows:

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012

	U.S. $ in millions
United States:
Generic	$970	$1,054	$1,865	$2,273
Specialty	1,497	1,365	2,977	2,862
Others	55	45	121	81
Total United States	2,522	2,464	4,963	5,216
Europe*:
Generic	860	905	1,733	1,706
Specialty	405	406	817	774
Others	192	192	401	373
Total Europe	1,457	1,503	2,951	2,853
Rest of the World:
Generic	581	655	1,128	1,252
Specialty	149	178	325	387
Others	215	194	458	388
Total Rest of the World	945	1,027	1,911	2,027
Total revenues	$4,924	$4,994	$9,825	$10,096

*All members of the European Union, Switzerland, Norway and certain South Eastern Europe countries.